UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 11, 2016

(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.

(Exact name of registrant as specified in its charter)

Canada	1-10351	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 500, 122 - 1st Avenue South

Saskatoon, Saskatchewan, Canada S7K 7G3

(Address of principal executive offices, including zip code)

306 / 933-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Arrangement Agreement

On September 11, 2016, Potash Corporation of Saskatchewan Inc. (the “Company”) entered into an arrangement agreement with Agrium Inc., a corporation existing under the laws of Canada (“Agrium”), pursuant to which the Company and Agrium will combine their businesses (the “Arrangement”). The Arrangement will be implemented by way of a plan of arrangement under Section 192 of the Canada Business Corporation Act (“CBCA”), which is subject to approval by the Ontario Superior Court of Justice (Commercial List) (the “Court”) and other conditions. Assuming the Arrangement is completed, the Company and Agrium will become indirect, wholly owned subsidiaries of a new parent company to be incorporated under the CBCA and named prior to the consummation of the Arrangement.

Upon the effectiveness of the Arrangement, and subject to the terms and conditions of the arrangement agreement and the plan of arrangement, the holders of Company common shares will receive common shares of the new parent company at a ratio of 0.4 for each Company common share (the “Company Exchange Ratio”) and the holders of Agrium common shares will receive the new parent company’s common shares at a ratio of 2.23 for each Agrium common share (the “Agrium Exchange Ratio”). In addition, each equity incentive award of the Company and of Agrium will be assumed or replaced by the new parent company after the effective time of the Arrangement based on the applicable exchange ratio. The new parent company will also assume, after the effective time of the Arrangement, the obligations in respect to awards under the Company’s and Agrium’s incentive compensation plans. Any common shares of the Company or Agrium not previously exchanged for a new parent company’s common shares after three years less one day from the effective date of the Arrangement will be forfeited to the new parent company, the Company or Agrium, as applicable.

The Arrangement is subject to a number of conditions, including, among others (1) the approval of the Arrangement by two-thirds votes of each of the Company’s and Agrium’s securityholders, (2) Court approval, (3) required regulatory approvals, (4) the conditional approval of the listing of the new parent company’s common shares on the Toronto Stock Exchange and the New York Stock Exchange, (5) holders of not more than 5% of the number of the new parent company’s common shares that otherwise would be outstanding following completion of the Arrangement exercising rights of dissent with respect to the Arrangement, (6) the absence of a material adverse change with respect to each party, and (7) other customary closing conditions.

The arrangement agreement contains customary representations and warranties made by each of the Company and Agrium and also contains customary covenants, including, among others, agreements by the Company and Agrium to conduct their business in the ordinary course consistent in all material respects with past practice during the period between the execution of the arrangement agreement and the effective date of the Arrangement and to not engage in certain kinds of transactions or take certain actions during this period unless consented to in writing by the other party. In addition, on the terms and subject to conditions set forth in the arrangement agreement, each party has agreed to use its reasonable best efforts to obtain all required regulatory approvals subject to certain exceptions. Under the terms of the arrangement agreement, each of the Company and Agrium are permitted to continue to pay quarterly dividends at existing rates.

Each of the Company and Agrium are subject to “non-solicitation” restrictions on their ability to initiate, solicit or knowingly encourage or facilitate alternative transaction proposals. However, each party and its representatives may, prior to the receipt of approval of the Arrangement by the Company’s and Agrium’s securityholders, enter into or participate in any discussions or negotiations with third parties that submit a written alternative transaction proposal that the party’s board of directors has determined, after consultation with outside legal and financial advisors, constitutes or could reasonably be expected to lead to a superior proposal (as defined in the arrangement agreement), provided that such alternative transaction proposal did not result from a breach of the “non-solicitation” provisions and subject to certain other requirements being met before such action. Subject to certain limitations, the board of directors of either party, following the expiration of a five business day match period to the other party, may withdraw or change its recommendation of the Arrangement in response to a superior proposal and/or may enter into a permitted acquisition agreement (as defined in the arrangement agreement) in respect of a superior proposal provided that, unless the other party has terminated the arrangement agreement as a result, the party receiving such superior proposal shall continue to take all steps reasonably necessary to hold its special meeting of securityholders in connection with the Arrangement and to cause the arrangement resolution to be voted on at such meeting.

In certain circumstances, including if a party (1) changes its recommendation in connection with a superior proposal, (2) enters into a permitted acquisition agreement and the other party either terminates the arrangement agreement at such time or such party’s securityholders do not approve the Arrangement, or (3) agrees to or enters into an acquisition proposal (as defined in the arrangement agreement) within twelve months after the termination of the arrangement agreement under certain specified circumstances, such party may be obligated to pay a $485 million termination fee to the other party. If the Arrangement is not completed because of a material breach by a party of its representations, warranties or covenants in the arrangement agreement, the breaching party will be obligated to pay the nonbreaching party $50 million to reimburse expenses, except that there is no cap on liability in respect of a deliberate breach (as such term is defined in the arrangement agreement). Subject to certain limitations, each party may also terminate the arrangement agreement if the Arrangement is not consummated by September 11, 2017, which date can be unilaterally extended by a party for up to an additional six months (in three-month increments) if the only unsatisfied conditions are required regulatory approvals.

The foregoing description of the Arrangement and the arrangement agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the arrangement agreement, attached hereto as Exhibit 2.1 to this current report on Form 8-K and incorporated herein by reference in its entirety. The arrangement agreement has been included in this filing to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Agrium or any of their respective subsidiaries or affiliates. In particular, the representations and warranties, including the assertions embodied therein, contained in the arrangement agreement were made only for the purposes of the arrangement agreement as of the specific dates therein, were solely for the benefit of the parties to the arrangement agreement and may be subject to limitations agreed upon by the parties to the arrangement agreement. Certain representations and warranties in the arrangement agreement may be subject to a standard of materiality provided for in the arrangement agreement that differs from those applicable to investors and have been used for the purpose of allocating risk among the parties, rather than establishing matters of fact. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Agrium or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the arrangement agreement, which subsequent information may or may not be fully reflected in the Company’s or Agrium’s public disclosures. Investors should read the arrangement agreement together with the other information concerning the Company and Agrium that each company publicly files in reports and statements with the U.S. Securities and Exchange Commission (the “SEC”).

Voting Agreements

In conjunction with the execution of the arrangement agreement, each of the directors and certain of the executive officers of the Company and Agrium executed and delivered voting agreements, pursuant to which, among other things, such parties agreed to vote the applicable securities held by them in support of the Arrangement and the transactions contemplated thereby. The voting agreements will terminate if, among other things, the arrangement agreement is terminated.

The foregoing description of the voting agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the voting agreements, forms of which are attached hereto as Exhibits 10.1 and 10.2 to this current report on Form 8-K and incorporated herein by reference in their entirety.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2016, the Company’s board of directors adopted a severance and retention program for certain employees of the Company. In connection with the program, the Company expects to enter into agreements with its named executive officers (excluding its Chief Executive Officer and Chief Financial Officer, each of whom is party to an existing employment agreement) providing severance benefits generally equal to two times salary and target bonus if within two years of the consummation of the Arrangement the employment of the named executive officer is terminated by the Company other than for cause or by the named executive officer for good reason.

Item 7.01 Regulation FD Disclosure.

On September 12, 2016, the Company and Agrium issued a joint press release announcing the entry into the arrangement agreement. A copy of the joint press release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

2.1	Arrangement Agreement, dated September 11, 2016, between Potash Corporation of Saskatchewan Inc. and Agrium Inc.

10.1	Form of Company Support Agreement

10.2	Form of Agrium Support Agreement

99.1	Joint Press Release, dated September 12, 2016, issued by Potash Corporation of Saskatchewan Inc. and Agrium Inc.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and other information included in this current report on Form 8-K (including the exhibits hereto) constitute “forward-looking information” or “forward-looking statements” (collectively, “forward-looking statements”) under applicable securities laws. All statements in this current report on Form 8-K, other than those relating to historical information or current conditions, are forward-looking statements, including, but not limited to, statements as to the expectations of management of the Company and Agrium with respect to: the proposed combination of the Company and Agrium (the “transaction”) under a new parent company, including the new parent company’s assets, cost structure, financial position, cash flows and growth prospects; the anticipated benefits and synergies of the transaction, including strategic and integration opportunities; governance matters relating to the new parent company; expectations regarding the new parent company’s dividends; and certain combined operational, financial and other information and projections. This current report on Form 8-K also contains forward-looking statements regarding the anticipated completion of the transaction and timing thereof. The combined and/or pro forma information included in this current report on Form 8-K do not reflect what the actual financial and operational results would necessarily have been had the Company and Agrium operated as a single combined entity for the periods presented, and such information does not purport to project the new parent company’s financial results and results of operations for any future period.

Forward-looking statements in this current report on Form 8-K are based on certain key expectations and assumptions made by the Company and Agrium, including expectations and assumptions concerning: customer demand for the new parent company’s products; commodity prices and interest and foreign exchange rates; planned synergies, capital efficiencies and cost-savings; applicable tax laws; future production rates; future debt ratings; the sufficiency of budgeted capital expenditures in carrying out planned activities; the availability and cost of labour and services; and the receipt, in a timely manner, of regulatory, stock exchange, shareholder and Canadian court approvals in respect of the transaction. Although the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company and Agrium can give no assurance that they will prove to be correct.

Forward-looking statements are subject to various risks and uncertainties which could cause actual results and experience to differ materially from the anticipated results or expectations expressed in this current report on Form 8-K. The key risks and uncertainties include, but are not limited to: general global economic, market and business conditions; weather conditions including impacts from regional flooding and/or drought conditions; crop plant area, yield and prices; the supply and demand and price levels for major products of the Company and Agrium may vary from what we currently anticipate; governmental and regulatory requirements and actions by governmental authorities, including changes in government policy, government ownership requirements, changes in environmental, tax and other laws or regulations and the interpretation thereof, and political risks, including civil unrest, actions by armed groups or conflict, regional natural gas supply restrictions as well as counterparty and sovereign risk; relationships with employees, customers business partners, and competitors; delays in completion of turnarounds at the Company’s and Agrium’s major facilities; diversion of management time on the transaction; and other risk factors detailed from time to time in reports filed by the Company and Agrium with the Canadian securities regulatory authorities and the SEC. There are also risks that are inherent in the nature of the transaction, including: failure to realize anticipated synergies or cost savings; risks regarding the integration of the two entities; incorrect assessments of the values of the other entity; and failure to obtain any required regulatory and other approvals (or to do so in a timely manner). The anticipated timeline for completion of the transaction may change for a number of reasons, including the inability to secure necessary regulatory, stock exchange, Canadian court or other approvals in the time assumed or the need for additional time to satisfy the conditions to the completion of the transaction. As a result of the foregoing, readers should not place undue reliance on the forward-looking statements contained in this current report on Form 8-K concerning the timing of the transaction.

The Company disclaims any intention or obligation to update or revise any forward-looking statements in this current report on Form 8-K as a result of new information or future events, except as may be required under applicable U.S. federal securities laws or applicable Canadian securities legislation.

No Merger Solicitation

This current report on Form 8-K is not intended as, and does not constitute, a solicitation of proxies or votes in connection with the requisite Agrium security holders and Company Shareholders’ approval of the transaction. A joint information circular of the Company and Agrium describing details of the transaction, the new parent company and other information, including with respect to tax consequences of the transaction to Agrium security holders and Company Shareholders, is expected to be mailed to Agrium security holders and Company Shareholders in connection with the respective Shareholder meetings to approve the transaction in early October 2016. The record date for the shareholder meetings will be September 22, 2016, and the date of each of the meetings will be November 3, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTASH CORPORATION OF SASKATCHEWAN INC.

By:	/s/ Joseph A. Podwika
Name:	Joseph A. Podwika
Title:	Senior Vice President, General Counsel and Secretary

Dated: September 12, 2016

Index to Exhibits

Exhibit Number	Exhibit Description

2.1	Arrangement Agreement, dated September 11, 2016, between Potash Corporation of Saskatchewan Inc. and Agrium Inc.

10.1	Form of Company Voting Agreement

10.2	Form of Agrium Voting Agreement

99.1	Joint Press Release, dated September 12, 2016, issued by Potash Corporation of Saskatchewan Inc. and Agrium Inc.